UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number: 811-00642

Deutsche International Fund, Inc.

(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154

(Address of principal executive offices) (Zip code)

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 250-3220

Date of fiscal year end: 10/31

Date of reporting period: 1/31/2017

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio                                                     as of January 31, 2017 (Unaudited)

Deutsche World Dividend Fund

	Shares	Value ($)
Common Stocks 82.1%
Canada 7.5%
Cameco Corp.	554,802	7,064,798
Fairfax Financial Holdings Ltd.	16,005	7,478,225
Silver Wheaton Corp.	277,371	6,138,220
(Cost $17,613,340)		20,681,243
Denmark 1.7%
A P Moller-Maersk AS "B" (Cost $4,001,285)	2,827	4,717,533
France 3.7%
Sanofi (Cost $9,223,907)	126,705	10,195,574
Hong Kong 3.8%
Jardine Matheson Holdings Ltd. (Cost $9,234,909)	170,526	10,511,677
Italy 2.2%
Telecom Italia SpA (RSP)* (Cost $5,893,760)	8,311,555	5,947,438
Japan 1.1%
NTT DoCoMo, Inc. (Cost $2,024,172)	125,929	3,013,385
Mexico 1.5%
Grupo Televisa SAB (ADR) (Cost $4,111,682)	181,200	4,058,880
Switzerland 12.7%
Cie Financiere Richemont SA (Registered)	108,900	8,428,741
Nestle SA (Registered)	148,984	10,874,333
Novartis AG (Registered)	131,436	9,613,890
Roche Holding AG (Genusschein)	24,500	5,772,926
(Cost $32,436,597)		34,689,890
United Kingdom 17.4%
BAE Systems PLC	877,258	6,425,584
British American Tobacco PLC	181,298	11,181,867
CNH Industrial NV (a)	944,543	8,463,105
GlaxoSmithKline PLC	418,988	8,069,798
Imperial Brands PLC	171,749	7,942,151
Unilever NV (CVA)	137,727	5,552,371
(Cost $40,963,823)		47,634,876
United States 30.5%
AmerisourceBergen Corp.	111,709	9,749,962
Apache Corp.	157,378	9,414,352
Coach, Inc.	116,677	4,357,886
Icahn Enterprises LP (b)	98,400	5,838,072
Leucadia National Corp.	475,767	11,347,043
Mattel, Inc.	270,046	7,077,906
National Oilwell Varco, Inc.	324,601	12,273,164
Philip Morris International, Inc.	67,000	6,440,710
QUALCOMM, Inc.	116,335	6,215,779
Verizon Communications, Inc. (c) (d)	14,940	732,209
Verizon Communications, Inc. (c)	184,646	9,049,500
WEC Energy Group, Inc.	19,525	1,152,951
(Cost $83,353,974)		83,649,534
Total Common Stocks (Cost $208,857,449)		225,100,030
Securities Lending Collateral 2.1%
Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.51% (e) (f) (Cost $5,867,750)	5,867,750	5,867,750
Cash Equivalents 17.4%
Deutsche Central Cash Management Government Fund, 0.54% (e) (Cost $47,593,301)	47,593,301	47,593,301
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $262,318,500) †	101.6	278,561,081
Other Assets and Liabilities, Net	(1.6)	(4,329,388)
Net Assets	100.0	274,231,693

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
*	Non-income producing security.
†	The cost for federal income tax purposes was $262,209,531. At January 31, 2017, net unrealized appreciation for all securities based on tax cost was $16,351,550. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $25,707,295 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,355,745.
(a)	Listed on the New York Stock Exchange.
(b)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at January 31, 2017 amounted to $5,683,814, which is 2.1% of net assets.
(c)	Securities with the same description are the same corporate entity but trade on different stock exchanges.
(d)	Listed on the London Stock Exchange.
(e)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
ADR: American Depositary Receipt
CVA: Certificaten Van Aandelen (Certificate of Stock)
RSP: Risparmio (Convertible Savings Shares)
At January 31, 2017 the Deutsche World Dividend Fund had the following sector diversification:

Sector Diversification	Market Value ($)	As a % of Common Stocks
Health Care	43,402,150	19.3%
Consumer Staples	41,991,432	18.6%
Industrials	35,955,971	16.0%
Energy	28,752,314	12.8%
Consumer Discretionary	23,923,413	10.6%
Financials	18,825,268	8.4%
Telecommunication Services	18,742,532	8.3%
Information Technology	6,215,779	2.8%
Materials	6,138,220	2.7%
Utilities	1,152,951	0.5%
Total	225,100,030	100.0%

Sector diversification is subject to change.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of January 31, 2017 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Canada	$20,681,243	$—	$—	$20,681,243
Denmark	—	4,717,533	—	4,717,533
France	—	10,195,574	—	10,195,574
Hong Kong	—	10,511,677	—	10,511,677
Italy	—	5,947,438	—	5,947,438
Japan	—	3,013,385	—	3,013,385
Mexico	4,058,880	—	—	4,058,880
Switzerland	—	34,689,890	—	34,689,890
United Kingdom	8,463,105	39,171,771	—	47,634,876
United States	82,917,325	732,209	—	83,649,534
Short-Term Investments (g)	53,461,051	—	—	53,461,051
Total	$169,581,604	$108,979,477	$—	$278,561,081

There have been no transfers between fair value measurement levels during the period ended January 31, 2017.
(g)	See Investment Portfolio for additional detailed categorizations.

ITEM 2.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche World Dividend Fund, a series of Deutsche International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	March 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	March 23, 2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 23, 2017